Trade receivables, net	6 Months Ended
Jun. 30, 2026
Trade receivables [Abstract]
Trade receivables, net
6.	Trade receivables, net

	As of
	December 31, 2025	June 30, 2026
	RMB’000	RMB’000

Trade receivables	104,965	84,284
Loss allowance	(83,251)	(66,018)
	21,714	18,266
Included in trade receivables, net per balance sheet	21,714	18,266
Included in assets classified as held for sale	—	—

The Group uses a provision matrix to calculate ECLs for trade receivables that result from transactions within the scope of IFRS 15. The provision rates are based on aging for groupings of various customer segments with similar loss patterns. The provision matrix is based on the historical default rates taking into consideration forward-looking information that is reasonable, supportable and available without undue costs and effort.

Other than ECL allowance calculated using provision matrix, loss allowance was fully made for specific trade receivables with gross amount of RMB71.1 million and RMB50.7 million as of December 31, 2025 and June 30, 2026, respectively, which were considered to be in default due to conditions indicating that the Group was unlikely to receive the outstanding contractual amounts.

The movement in ECL allowance for trade receivables during the six months ended June 30, 2025 and 2026 is as follows:

	For the six months ended June 30,
	2025	2026
	RMB’000	RMB’000

Opening loss allowance	63,865	62,328
Provision for expected credit losses, net	7,897	3,690
Reclassified as held for sale assets	(13,314)	—
Closing loss allowance	58,448	66,018